EXHIBIT 1

                           JOINT FILING AGREEMENT

          This will confirm the agreement by and among all the undersigned that the Schedule 13G filed on or about this date and any further amendments to the Schedule 13G with respect to beneficial ownership by the undersigned of shares of the Common Stock, par value $0.001 per share, of HomeStore.com, Inc., are being filed on behalf of each of the undersigned in accordance with Rule 13D-1(k)(1) under the Securities Exchange Act of 1934. This agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

DATED:  FEBRUARY 9, 2000



                              GENERAL ELECTRIC CAPITAL CORPORATION

                              By: /S/ MICHAEL E. PRALLE
                                 -----------------------------------------
                                   NAME: MICHAEL E. PRALLE
                                   TITLE: VICE PRESIDENT

                              GE CAPITAL EQUITY INVESTMENTS, INC.

                              By: /S/ MICHAEL E. PRALLE
                                 -----------------------------------------
                                   NAME: MICHAEL E. PRALLE
                                   TITLE: PRESIDENT/ GENERAL MANAGER

                              GENERAL ELECTRIC CAPITAL SERVICES, INC.

                              By: /S/ MICHAEL E. PRALLE
                                 -----------------------------------------
                                   NAME: MICHAEL E. PRALLE
                                   TITLE: ATTORNEY-IN-FACT*

                              GENERAL ELECTRIC COMPANY

                              By: /S/ MICHAEL E. PRALLE
                                 -----------------------------------------
                                   NAME: MICHAEL E. PRALLE
                                   TITLE: ATTORNEY-IN-FACT*


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*    Pursuant to a Power of Attorney attached as Exhibit 2 to this Schedule
     13G.
*    Pursuant to a Power of Attorney attached as Exhibit 2 to this Schedule
     13G.